UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K/A
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 9, 2025

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Sunnova Energy International Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-38995	30-1192746
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

20 East Greenway Plaza, Suite 540
Houston, Texas 77046
(Address, including zip code, of principal executive offices)

(281) 892-1588
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.0001 par value per share	NOVA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This amendment to the Current Report on Form 8-K filed on March 10, 2025, provides disclosure with respect to changes in compensation awarded to Paul Mathews in connection with his appointment as President and Chief Executive Officer of Sunnova Energy International. Inc. (the “Company”).

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 18, 2025, the Compensation and Human Capital Committee of the Board of Directors (the “Board”) of the Company approved and upon recommendation of the Committee, the independent directors of the Board approved the following compensation arrangements for Mr. Paul Mathews in connection with his appointment as President and Chief Executive Officer on March 9, 2025. Mr. Mathews will receive a base salary of $700,000 per annum effective as of March 10, 2025; a target annual bonus percentage of base salary of 100%; an annual long-term incentive plan grant target of $4 million (of which $2.4 million had already been granted) composed of RSUs that vest on the third anniversary of the date of grant (the “Annual Award”); a one-time $2.5 million Chief Executive Officer award composed of RSUs which will vest one-fifth per year over five years beginning on the first anniversary of the date of grant (the “CEO Award”) (the Annual Award and the CEO Award, collectively “Long-Term Incentive Awards”). The number of Long-Term Incentive Awards were determined by dividing the amount of each grant by $1.61 (993,788 shares underlying the Annual Award and 1,552,795 shares underlying the CEO Award, respectively). The terms and conditions of the Long-Term Incentive Awards are those contained in the 2023 Form of Restricted Stock Unit Award Letter for Executive Officers filed with the Securities and Exchange Commission as Exhibit 10.13.1 to the Annual Report on Form 10-K filed by the Company on March 3, 2025.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNNOVA ENERGY INTERNATIONAL INC.

Date: March 24, 2025	By:	/s/ David Searle
David Searle
Executive Vice President, General Counsel and Chief Compliance Officer